GUIDESTONE FUNDS
Supplement dated January 4, 2024
to
Statement of Additional Information (“SAI”) dated May 1, 2023
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CORRECTIONS TO MANAGEMENT OF THE FUNDS
Under the section entitled Information About Each Director’s Qualifications, Experience, Attributes or Skills, beginning on page 59, the disclosure for Mr. Pizzurro is deleted in its entirety and replaced with the following:
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Trusteeships/ Directorships Held by Director During Past 5 Years[2]
INTERESTED DIRECTOR AND OFFICER
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Director and President	Since 2024[3]	Chief Investment Officer, GuideStone Financial Resources, 2024– present; Director of Public Investments, GuideStone Financial Resources, 2021 – 2023; Portfolio Manager, GuideStone Financial Resources, 2019– 2021; Senior Investment Analyst, GuideStone Financial Resources, 2017 –2019.	27	None
(1)
Each Independent Director serves until his or her resignation, removal or mandatory retirement. Each Interested Director serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Directors of GuideStone Financial Resources, if applicable. All Directors must retire at the end of the calendar year in which they attain the age of 80. Officers serve at the pleasure of the Board of Directors.
(2)
Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)
Mr. Pizzurro is an Interested Director of the Trust, since 2024, due to his positions with the Trust, the Adviser, GuideStone Financial Resources and GuideStone Investment Services. He has served as an officer of the Trust since 2021, and from 2021 to 2023, he served as Vice President – Investment Officer.
Under the section entitled Security and Other Interests, beginning on page 64, the disclosure for Dr. Rayburn is deleted in its entirety and replaced with the following, which is current as of December 31, 2022:
Name of Director	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Jill R. Rayburn	$1-$10,000 in the MyDestination 2035 Fund	$1-$10,000

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II.  CHANGE TO THE COMPLIANCE AND RISK COMMITTEE
Effective as of January 1, 2024, Jill R. Rayburn is appointed to the Compliance and Risk Committee of the Board of Directors of GuideStone Funds (“CRC”).
Under the heading "The Board's Committees," on page 63, the paragraph entitled Compliance and Risk Committee is deleted in its entirety and replaced with the following:
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Dr. Rayburn, Ms. Mankins and Messrs. Caldwell and Evans, all of whom are Independent Directors. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2022, there were four meetings of the Compliance and Risk Committee.
III.  SUB-ADVISER CHANGE OF CONTROL FOR THE STRATEGIC ALTERNATIVES FUND
On July 11, 2023, Resolute Investment Holdings, LLC (“RIH”), Resolute Investment Managers, Inc. (“Resolute”) (RIH’s indirect wholly owned subsidiary and majority owner of SSI Investment Management LLC (“SSI”)) and certain of their affiliates, and the current owners of approximately 93% of RIH, entered into a transaction agreement (the “Transaction”) with certain creditors of Resolute. Upon close of the Transaction on December 29, 2023, SSI became indirectly majority-owned by the new ownership group, as shown in the following disclosure. SSI will continue to operate independently and there will not be any change to the nature, extent or quality of the sub-advisory services that SSI provides to the Strategic Alternatives Fund.
In the section entitled Control Persons of Sub-Advisers, the disclosure pertaining to SSI for the Strategic Alternatives Fund, on page 73, is deleted in its entirety and replaced with the following:
SSI Investment Management LLC (“SSI”), 2121 Avenue of the Stars, Suite 2050, Los Angeles, California 90067: SSI, a Delaware limited liability company, is owned approximately 57% by Resolute Investment Managers Inc. (“Resolute”), a diversified, multi-affiliate asset management platform, and approximately 1.4% by SSI officers, with approximately 41.6% owned by Team SSI LLC, an entity controlled by SSI officers. Resolute is an indirect wholly owned subsidiary of Resolute Topco, Inc., which is owned by various institutional investment funds each owning less than 25%. George M. Douglas, CFA, Chief Investment Officer and Managing Principal of SSI, is a material indirect owner of SSI through Team SSI LLC.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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